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1     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 8, 2005


 RIG NAME                 WD             DESIGN         LOCATION           STATUS*            OPERATOR
 --------                ------      --------------     --------         ----------          -----------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest              3,500'      Victory Class       GOM             Contracted             Noble

Ocean Star               5,500'      Victory Class       GOM             Contracted           Kerr-McGee

Ocean America            5,500'      Ocean Odyssey       GOM             Contracted            Pioneer

Ocean Valiant            5,500'      Ocean Odyssey       GOM             Contracted           Kerr-McGee

Ocean Victory            5,500'      Victory Class       GOM             Contracted             Shell

                                     DP Aker H-3.2
Ocean Confidence         7,500'      Modified            GOM             Contracted               BP

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)

Ocean Voyager            2,000'      Victory Class       GOM             Contracted           Kerr-McGee

Ocean Concord            2,200'      F&G SS-2000         GOM             Contracted          Amerada Hess

Ocean Lexington          2,200'      F&G SS-2000         GOM             Shipyard                DODI

Ocean Saratoga           2,200'      F&G SS-2000         GOM             Contracted              LLOG



 RIG NAME         CURRENT TERM       DAYRATE (000S)       START DATE        EST. END DATE   FUTURE CONTRACTS AND OTHER INFORMATION
 --------         ------------       --------------       ----------        --------------  --------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

                                                                                               120 day term plus option with
                                                                                               Noble in mid 120's beginning
                                                                                               mid June and ending mid Oct.
                                                                                               2005. Available; actively
Ocean Quest            one well          high 110's       late April 2005   mid June 2005      marketing.

                                                                                               90 day term extension plus
                                                                                               option with Kerr-McGee in low
                                                                                               140's beginning mid July 2005
                                                                                               and ending early Oct. 2005;
                                                                                               followed by 12 month extension
                                                                                               with Kerr-McGee in mid 170's
                                                                                               beginning early Oct. 2005 and
                                                                                               ending early Oct. 2006.
Ocean Star          220 day extension    mid 70's         early Dec. 2004   mid July 2005      Available; actively marketing.

                                                                                               Following assignment wells with
                                                                                               Pioneer, first of two extension
                                                                                               wells with Mariner in mid 110's
                                                                                               beginning mid Sept. and ending
                                                                                               late Oct.; followed by second
                                                                                               well with Mariner in low 130's
                                                                                               beginning late Oct. and ending
                                                                                               late Dec. 2005; followed by one
                                                                                               year term plus option with
                                                                                               Mariner in low 230's beginning
                                                                                               late Dec. 2005 and ending late
                                                                                               Dec. 2006. Available; actively
Ocean America        three wells         low 150's        early May 2005    mid Sept. 2005     marketing.

                                                                                               One well with Kerr-McGee in low
                                                                                               130's beginning late June and
                                                                                               ending late Aug. 2005; followed
                                                                                               by 180 day term extension with
                                                                                               Kerr-McGee in low 150's
                                                                                               beginning late Aug. 2005 and
                                                                                               ending mid Feb. 2006.
Ocean Valiant          one well          high 90's        mid May 2005      late June 2005     Available; actively marketing.

                                                                                               One well with Kerr-McGee in mid
                                                                                               180's beginning late July and
                                                                                               ending early Sept.; followed by
                                                                                               one year term with Murphy in
                                                                                               low 200's beginning early Sept.
                                                                                               2005 and ending early Sept.
                                                                                               2006. Available; actively
Ocean Victory         two wells          low 160's        early June 2005   late July 2005     marketing.

                                                                                               LOI for two-year term plus
                                                                                               option in low 280's beginning
                                                                                               early Jan. 2006 and ending
                                                                                               early Jan. 2008. Available;
Ocean Confidence    five-year term       mid 170's        early Jan. 2001   early Jan. 2006    actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)

                                                                                               Two wells with ATP in mid 90's
                                                                                               beginning mid June and ending
                                                                                               early Aug.; followed by one
                                                                                               well with Amerada Hess in low
                                                                                               110's beginning early Aug. and
                                                                                               ending late Sept.; followed by
                                                                                               LOI for one well in low 110's
                                                                                               beginning late Sept. and ending
                                                                                               mid Nov.; followed by two wells
                                                                                               plus option with Amerada Hess
                                                                                               in mid 120's beginning mid Dec.
                                                                                               2005 and ending mid Feb. 2006.
Ocean Voyager          one well          low 110's        early May 2005    mid June 2005      Available; actively marketing.

                                                                                               One well with Kerr-McGee in mid
                                                                                               70's beginning late July and
                                                                                               ending late Sept.; followed by
                                                                                               two well extension plus option
                                                                                               with Kerr-McGee in mid 90's
                                                                                               beginning late Sept. and ending
                                                                                               mid Dec. Available; actively
Ocean Concord          one well          mid 120's        late May 2005     late July 2005     marketing.

                                                                                               Approximately 120-day Survey
                                                                                               and maintenance between second
                                                                                               and third well, beginning late
                                                                                               May and ending late Sept.
                                                                                               Following survey, two
                                                                                               additional wells with Walter in
                                                                                               low 60's beginning late Sept.
                                                                                               and ending late Nov.; followed
                                                                                               by one well plus option with
                                                                                               Walter in low 80's beginning
                                                                                               late Nov. and ending late Dec.
                                                                                               2005. Available; actively
Ocean Lexington           -              -                -                 late Sept. 2005    marketing.

                                                                                               Two wells plus option with LLOG
                                                                                               in low 110's beginning mid June
                                                                                               and ending early Nov.; followed
                                                                                               by six month extension with
                                                                                               LLOG in low 120's beginning
                                                                                               early Nov. 2005 and ending
                                                                                               early May 2006. Available;
Ocean Saratoga       three wells         mid 60's         mid Dec. 2004     mid June 2005      actively marketing.

2     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 8, 2005


 RIG NAME                 WD             DESIGN                   LOCATION           STATUS*            OPERATOR
 --------                ------      --------------               --------         ----------          -----------

DOMESTIC JACKUPS (12)

Ocean Crusader           200'      Mat Cantilever                  GOM             Contracted          Walter Oil & Gas

Ocean Drake              200'      Mat Cantilever                  GOM             Contracted            ADTI/Seneca

Ocean Champion           250'      Mat Slot                        GOM             Contracted                Hunt

Ocean Columbia           250'      Independent Leg Cantilever      GOM             Contracted             Kerr-McGee

Ocean Spartan            300'      Independent Leg Cantilever      GOM             Contracted                LLOG

Ocean Spur               300'      Independent Leg Cantilever      GOM             Contracted               Forest

Ocean King               300'      Independent Leg Cantilever      GOM             Contracted              El Paso

Ocean Nugget             300'      Independent Leg Cantilever      GOM             Contracted           Houston Expl.

Ocean Summit             300'      Independent Leg Cantilever      GOM             Contracted                LLOG

Ocean Warwick            300'      Independent Leg Cantilever      GOM             Contracted              Chevron

Ocean Titan              350'      Independent Leg Cantilever      GOM             Contracted                BHP

Ocean Tower              350'      Independent Leg Cantilever      GOM             Contracted              Chevron


 RIG NAME            CURRENT TERM       DAYRATE (000S)       START DATE     EST. END DATE   FUTURE CONTRACTS AND OTHER INFORMATION
 --------            ------------       --------------       ----------     --------------  --------------------------------------

DOMESTIC JACKUPS (12)

Ocean Crusader    two well extension      mid 30's        late Jan. 2005    mid June 2005    Available; actively marketing.

                                                                                             One well with ADT/Samson in low
                                                                                             50's beginning mid June and
                                                                                             ending mid July. Available;
Ocean Drake    three wells plus option    mid 40's        early May 2005    mid June 2005    actively marketing.

                                                                                             One well extension plus option
                                                                                             with Hunt in mid 40's beginning
                                                                                             late June and ending early Aug.
                                                                                             2005. Available; actively
Ocean Champion        two wells           low 40's        late Jan. 2005    late June 2005   marketing.

Ocean Columbia        Five wells          mid 40's        early Jan. 2005  early July 2005   Available; actively marketing.

                                                                                             Two well extension plus option
                                                                                             with LLOG in high 50's
                                                                                             beginning late June and ending
                                                                                             late Aug. 2005. Available;
Ocean Spartan  three wells plus option   high 40's        late Feb. 2005    late June 2005   actively marketing.

                                                                                             Maintenance/repairs mid June
                                                                                             through mid Aug. 2005.
Ocean Spur       one well plus option     mid 40's         mid May 2005     mid June 2005    Available; actively marketing.

                                                                                             One well with El Paso in low
                                                                                             60's beginning mid July and
                                                                                             ending late July 2005.
Ocean King        two well extension      mid 50's         mid May 2005     late June 2005   Available; actively marketing.

Ocean Nugget    two wells plus option     low 50's         mid May 2005     late Aug. 2005   Available; actively marketing.

                                                                                             One well extension plus option
                                                                                             with LLOG in high 50's
                                                                                             beginning mid June and ending
                                                                                             mid July 2005. Available;
Ocean Summit    two wells plus option     mid 40's        late Feb. 2005    mid June 2005    actively marketing.

Ocean Warwick        90 day term          low 60's         late May 2005   early Aug. 2005   Available; actively marketing.

                                                                                             Three wells with Walter in mid
                                                                                             70's beginning mid July and
                                                                                             ending mid Oct. 2005.
Ocean Titan      one well plus option     mid 50's        late Jan. 2005    mid July 2005    Available; actively marketing.

                                                                                             One well extension plus option
                                                                                             with Chevron in high 60's
                                                                                             beginning mid Aug. and ending
                                                                                             early Nov. 2005; followed by
                                                                                             LOI for one well in mid 80's
                                                                                             beginning early Nov. and ending
                                                                                             late Dec. 2005. Available;
Ocean Tower      one well plus option     mid 50's        early Jan. 2005   mid Aug. 2005    actively marketing.

3     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF June 8, 2005

    RIG NAME              WD             DESIGN                    LOCATION        STATUS*         OPERATOR       CURRENT TERM
    --------              --             ------                    --------        -------         --------       ------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador         1,100'    Bethlehem SS-2000                   GOM         Contracted        PEMEX     four year term work

Ocean Whittington        1,500'    Aker H-3                            GOM         Contracted        PEMEX     four year term work

Ocean Worker             3,500'    F&G 9500 Enhanced Pacesetter        GOM         Contracted        PEMEX     four year term work

Ocean Yorktown           2,850'    F&G SS-2000                         GOM         Contracted        PEMEX     four year term work

NORTH SEA

Ocean Nomad              1,200'    Aker H-3                         North Sea      Contracted       Talisman         one year

Ocean Guardian           1,500'    Earl & Wright Sedco 711 Series   North Sea      Contracted        Shell           one year

Ocean Princess           1,500'    Aker H-3                         North Sea      Contracted       Talisman    one year extension

Ocean Vanguard           1,500'    Bingo 3000                       North Sea      Contracted       Statoil       one year term

AUSTRALASIA

Ocean Bounty             1,500'    Victory Class                    Australia      Contracted         ENI      one well plus option

Ocean Patriot            1,500'    Bingo 3000                       Australia      Contracted        Santos        three wells

Ocean Epoch              1,640'    Korkut                            Malaysia      Contracted        Murphy   six wells plus option

Ocean General            1,640'    Korkut                            Viet Nam      Contracted         KNOC          two wells


   RIG NAME       DAYRATE (000S)     START DATE        EST. END DATE          FUTURE CONTRACTS AND OTHER INFORMATION
   --------       --------------     ----------        -------------          --------------------------------------
MEXICO

Ocean Ambassador     mid 50's      late July 2003      mid Dec. 2007     Available.

Ocean Whittington    low 60's      late July 2003    early Oct. 2006     Available.

Ocean Worker        high 60's       mid Aug. 2003     late July 2007     Available.

Ocean Yorktown       mid 40's      late Oct. 2003      mid July 2007     Available.

NORTH SEA

Ocean Nomad          low 80's     early Jan. 2005     late Jan. 2006     LOI for one year in mid 150's beginning late Jan.
                                                                         2006 and ending late Jan. 2007. Available; actively
                                                                         marketing.

Ocean Guardian       low 80's      late Mar. 2005     late Mar. 2006     One-year term extension plus option with Shell in low
                                                                         160's beginning late Mar. 2006 and ending late Mar.
                                                                         2007. Available; actively marketing.

Ocean Princess       low 80's     early Jan. 2005     late Dec. 2005     LOI for two years plus option in low 150's beginning
                                                                         in late Dec. 2005 and ending in late Dec. 2007.
                                                                         Available; actively marketing.

Ocean Vanguard      low 140's       late May 2005   early Sept. 2006     One year plus option program in Norway with Statoil
                                                                         in low 140's beginning in late May 2005 and ending in
                                                                         early Sept. 2006 (time period to include one well
                                                                         redrill with ENI in low 140's beginning late July and
                                                                         ending late Oct. 2005). Available; actively
                                                                         marketing.

AUSTRALASIA

Ocean Bounty         mid 80's     early April 2005    late June 2005     One well plus option with ConocoPhillips in mid 80's
                                                                         beginning late June and ending early Sept.; followed
                                                                         by one well with Coogee Res. in mid 80's beginning
                                                                         early Sept. and ending early Oct.; followed by two
                                                                         wells plus option with Coogee in low 90's beginning
                                                                         early Oct. and ending mid Dec.; followed by LOI for
                                                                         one well plus option in mid 90's beginning mid Dec.
                                                                         2005 and ending mid Jan. 2006; followed by four wells
                                                                         plus option in high 90's with Woodside beginning mid
                                                                         Jan. 2006 and ending late July 2006. Available;
                                                                         actively marketing.

Ocean Patriot       high 70's     late April 2005    early Aug. 2005     One well plus three options with Anzon in high 70's
                                                                         beginning early Aug. and ending mid Sept.; followed
                                                                         by one well with Bass Straits in high 70's beginning
                                                                         mid Sept. and ending late Sept.; followed by one well
                                                                         with Bass Straits in high 130's beginning late Sept.
                                                                         and ending mid Oct.; followed by one well with Apache
                                                                         in low 150's beginning mid Oct. and ending mid Nov.;
                                                                         followed by first of four Anzon options in mid 130's
                                                                         beginning mid Nov. and ending late Dec.; followed by
                                                                         second of four Anzon options in upper 130's beginning
                                                                         late Dec. 2005 and ending late Jan. 2006; followed by
                                                                         third and fourth of four options in low 140's
                                                                         beginning late Jan. 2006 and ending early April;
                                                                         followed by Survey beginning early April and ending
                                                                         mid April; followed by two exercised option wells
                                                                         with Apache in high 70's beginning mid April and
                                                                         ending early June; followed by four wells plus option
                                                                         with NZOP in low 100's beginning early June and
                                                                         ending late Dec. 2006. Available; actively marketing.

Ocean Epoch          mid 70's      late April 2005     mid Dec. 2005     Available; actively marketing.

Ocean General        mid 50's     early April 2005     mid June 2005     LOI for four wells plus option in mid 70's in
                                                                         Malaysia beginning mid June and ending early Nov.;
                                                                         followed by two exercised option wells with CTOC in
                                                                         mid 90's beginning early Nov. 2005 and ending late
                                                                         Jan. 2006 LOI for one well plus option in high 70's
                                                                         in Viet Nam beginning late Jan. 2006 and ending early
                                                                         Mar. 2006. Available; actively marketing.

4     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 8, 2005

       RIG NAME                WD           DESIGN                     LOCATION       STATUS*         OPERATOR      CURRENT TERM
       --------                --           ------                     --------       -------         --------      ------------
Ocean Baroness                7,000'    Victory Class                 Singapore      Shipyard            DODI             --

Ocean Rover                   7,000'    Victory Class                  Malaysia     Contracted          Murphy     six option wells

BRAZIL

Ocean Yatzy                   3,300'    DP DYVI Super Yatzy             Brazil      Contracted        Petrobras   700 day extension

Ocean Winner                  3,500'    Aker H-3                        Brazil      Contracted        Petrobras   700 day extension

Ocean Alliance                5,000'    Alliance Class                  Brazil      Contracted        Petrobras   one year extension

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper                 7,500'    DP Fluor/Mitsubishi             Brazil      Contracted        Petrobras   700 day extension

INTERNATIONAL JACKUPS (2)

Ocean Sovereign                 250'    Independent Leg Cantilever    Indonesia     Contracted          Santos       eight wells

Ocean Heritage                  300'    Independent Leg Cantilever     Shipyard     Contracted           DODI             --

UPGRADE (1)

Ocean Endeavor                2,000'    Victory Class                  Shipyard      Upgrading           DODI             --

COLD STACKED (1)

Ocean New Era                 1,500'    Korkut                           GOM       Cold Stacked          DODI             --

ASSET HELD FOR SALE (1)

Ocean Liberator                 600'    Aker H-3                      S. Africa    Cold Stacked          DODI             --

PURCHASE PENDING--RESERVED FOR UPGRADE (1)

Garden Banks**                2,200'    Victory Class                    GOM      Out of Service          --              --


     RIG NAME         DAYRATE (000S)     START DATE        EST. END DATE                   FUTURE CONTRACTS AND OTHER INFORMATION
     --------         --------------     ----------        -------------                   --------------------------------------
Ocean Baroness              --               --                  --          Shipyard/survey early June until mid Aug. Mobe to GOM
                                                                             and prep for one year plus option with Amerada Hess
                                                                             in low 200's beginning mid Oct. 2005 and ending mid
                                                                             Oct. 2006. Available; actively marketing.

Ocean Rover              mid 120's      late Jan. 2005     early June 2005   LOI with Murphy for 950 day extension at average
                                                                             dayrate in mid 170's beginning early June 2005 and
                                                                             ending early Jan. 2008. Available; actively
                                                                             marketing.

BRAZIL

Ocean Yatzy               mid 70's     early Nov. 2003     early Oct. 2005   LOI for four-year term extension in mid 110's, plus
                                                                             potential bonus, beginning early Oct. 2005 and ending
                                                                             early Oct. 2009. Available; actively marketing.

Ocean Winner              mid 50's     early April 2004     mid Mar. 2006    LOI for four-year term extension in low 110's, plus
                                                                             potential bonus, beginning mid Mar. 2006 and ending
                                                                             mid Mar. 2010. Available; actively marketing.

Ocean Alliance           high 90's     early Sept. 2004   early Sept. 2005   LOI for four-year term extension in mid 150's, plus
                                                                             potential bonus, beginning early Sept. 2005 and
                                                                             ending early Sept. 2009. Available; actively
                                                                             marketing.

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper            low 100's     early Jan. 2003      mid Dec. 2005    LOI for five-year extension in low 180's, plus
                                                                             potential bonus, beginning mid Dec. 2005 and ending
                                                                             mid Dec. 2010. Available; actively marketing.

INTERNATIONAL JACKUPS (2)

Ocean Sovereign          upper 60's     early May 2005     early Mar. 2006   Available; actively marketing.

Ocean Heritage              --               --                  --          Preparing for mobe to Conoco/Phillips location;
                                                                             followed by two wells plus option with
                                                                             Conoco/Phillips in Qatar in mid 70's beginning mid
                                                                             June 2005 and ending late Feb. 2006. Available;
                                                                             actively marketing.

UPGRADE (1)

Ocean Endeavor              --               --                  --          Singapore shipyard for upgrade to 10,000 ft. capable
                                                                             5th Generation rig. Estimated completion early 2007.
                                                                             Available; actively marketing.

COLD STACKED (1)

Ocean New Era               --               --                  --          Cold stacked Dec. '02.

ASSET HELD FOR SALE (1)

Ocean Liberator             --               --                  --          Cold stacked Nov. '02.

PURCHASE PENDING--RESERVED FOR UPGRADE (1)

Garden Banks**              --               --                  --          Currently retired from active service as drilling and
                                                                             production platform.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

** DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico